                                                                  EXHIBIT 10.17

                                LICENSE AGREEMENT
                           (Antibody Diagnostic Field)

THIS LICENSE AGREEMENT (this "Agreement"), effective as of _________ __, 1998 (the "Effective Date"), is between DYAX CORP., having a principal place of business at One Kendall Square, Bldg. 600, 5th Fl., Cambridge, Massachusetts 02139 (collectively referred to herein as "Licensor"); and _________________________("Licensee"), a ___________________ corporation having its principal place of business at ________________________________________.

R E C I T A L S

         A. Licensor has the right to grant licenses to and under certain technology described and claimed in U.S. Patent No. 5,223,409 entitled "Directed Evolution of Novel Binding Proteins", U.S. Patent No. 5,403,484 entitled "Viruses Expressing Chimeric Binding Proteins", and U.S. Patent No. 5,571,698 entitled "Directed Evolution of Novel Binding Proteins", and associated patent rights.

         B. Licensee desires to obtain a license from Licensor to practice the inventions described in the patents referenced above and Licensor is willing to grant such a license on the terms and subject to the conditions provided herein.

         NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement, the parties hereby agree as follows:

                             ARTICLE 1. DEFINITIONS

For purposes of this Agreement, the terms defined in this Article shall have the meanings specified below:

         1.1 "AFFILIATE" shall mean a corporation or other legal entity that controls, is controlled by, or is under common control with such party. For purposes of this definition, "control" means the ownership, directly or indirectly, of more than fifty percent (50%) of the outstanding equity securities of a corporation which are entitled to vote in the election of directors or a more than fifty percent (50%) interest in the net assets or profits of an entity which is not a corporation.

         1.2. "END USER" shall mean a person or entity whose use of a product results in its destruction, loss of activity, and/or loss of value.

         1.3. "FIELD OF USE" shall mean human IN VITRO diagnostic or research reagent uses, and not for any therapeutic, IN VIVO diagnostic, purification or separations, industrial applications or other purposes.

         1.4. "FIRST COMMERCIAL SALE" shall mean the initial transfer by Licensee or its Affiliate (or a Third Party Transferee of any of the foregoing) of a Licensed Product for value and not for demonstration, testing or promotional purposes.

         1.5. "LICENSED INTERMEDIATE" shall mean any fusion protein (including without limitation any chimeric binding protein), genetic package (including without limitation any virus, spore or cell) or other intermediate compound, or any compound derived from any of the foregoing, that is (i) discovered, made or developed by Licensee using a method covered in whole or in part by Patent Rights or (ii) is otherwise covered by Patent Rights.

         1.6. "LICENSED PRODUCT" shall mean any product intended for sale to an End User as an IN VITRO diagnostic or research reagent and containing one or more antibodies as a binding moiety that (i) is discovered, made or developed, whether by Licensee, its Affiliates or any Third Party Transferee, using a Licensed Intermediate or a method covered in whole or in part by Patent Rights or (ii) otherwise covered by Patent Rights.

         1.7. "NET SALES" shall mean the amounts received on sales of Licensed Products in the Field of Use by Licensee, its Affiliates and any Third Party Transferee, less five percent (5%) for normal and customary deductions, such as trade discounts, rebates, or commissions actually allowed and taken, credits for rejections or returns, taxes levied, and shipping costs, without any further reductions. In any transfers of Licensed Products between Licensee and one of its Affiliates or between any of the foregoing and a Third Party Transferee and its Affiliates, the Net Sales Price shall be calculated based on the final sale of the Licensed Product to parties which are not Affiliates of Licensee or of such Third Party Transferee. In the event that non-monetary consideration is received for any Licensed Products, Net Sales with respect to such Licensed Products shall be calculated based on the fair market value of such consideration.

         1.8. "PATENT RIGHTS" shall mean all Valid Claims (defined below) of United States Patent Nos. 5,223,409, 5,403,484 and 5,571,698 (collectively, the "U.S. Patents"), reissues, reexaminations, renewals and extensions thereof, and all continuations, continuations-in-part and divisionals of the applications for such patents in the United States and all counterparts thereto in countries outside the United States, all of which patents and patent applications as of the Effective Date are listed in ATTACHMENT B. Patent Rights shall not include
(i) Valid Claims in U.S. Patent No. 5,223,409 to the extent they cover single chain antibodies nor (ii) Valid Claims of any continuation, continuation-in-part or divisional applications of the U.S. Patents or any counterparts of the U.S. Patents in countries outside of the United States, that cover particular protein or peptide sequences, or nucleic acids thereof, that bind to a specific biological or molecular target.

         1.9. "ROYALTY PERIOD" shall mean the calendar quarter, or partial calendar quarter, commencing with the First Commercial Sale of any Licensed Product in each country, and each calendar quarter thereafter.

         1.10. "THIRD PARTY TRANSFEREE" shall mean any party, other than an Affiliate of Licensee, which is undertaking to make, have made, use, sell or have sold Licensed Products and (i) to which Licensee (or any of its Affiliates), sells, transfers, or otherwise makes available any Licensed Intermediate or (ii) for which Licensee (or any of its Affiliates) performs services or provides proprietary information, with respect to any Licensed Intermediate.

         1.11. "VALID CLAIM" shall mean either (a) a claim of an issued patent that has not been held unenforce- able or invalid by an agency or a court of competent jurisdiction in any unappealable or unappealed decision or (b) a claim of a pending patent application that has not been abandoned or finally rejected without the possibility of appeal or refiling.

The above definitions are intended to encompass the defined terms in both the singular and plural forms.

                           ARTICLE 2. GRANT OF RIGHTS

         2.1. LICENSE GRANT. Subject to the terms and conditions set forth herein, Licensor hereby grants Licensee and its Affiliates a world-wide, nonexclusive, royalty-bearing license (without the right to grant sublicenses) under Patent Rights (i) to make, have made, use, sell and have sold Licensed Products in the Field of Use and (ii) to make and use Licensed Intermediates in the Field of Use for sale or transfer to any Third Party Transferee.

         2.2. LIMITATION OF RIGHTS. Licensee acknowledges that its rights under Patent Rights are limited to those expressly granted herein and that Licensee is expressly prohibited from selling, transferring or otherwise making available to third parties Licensed Products or Licensed Intermediates for use outside the Field of Use.

         2.3. COVENANT NOT TO SUE. In partial consideration for the grant of rights hereunder, Licensee agrees not to enforce against Licensor or its Affiliates any patent right owned or controlled by Licensee or its Affiliates during the term of this Agreement that Licensor or its Affiliates may infringe in practicing the inventions claimed in Patent Rights. Nothing in this Section
2.3 is intended to grant Licensor or its Affiliates any proprietary rights or rights to nonsuit with respect to specific peptides or proteins or analogs thereof.

                        ARTICLE 3. THIRD PARTY AGREEMENTS

         3.1. REQUIRED AGREEMENT. Licensee acknowledges that the value of Patent Rights is measured in part by the value of products resulting from any Licensed Intermediate. Licensee agrees, therefore, that it will not sell, transfer, or otherwise make available a Licensed Intermediate to any Third Party Transferee and will not provide services or proprietary information with respect to any Licensed Intermediate to any Third Party Transferee, unless such Third Party Transferee executes and delivers an agreement in the form attached hereto as Attachment C (a "Third Party Agreement").

                    ARTICLE 4. PAYMENTS, RECORDS AND REPORTS

         4.1. PAYMENTS. Licensee shall make the payments in the Payment Schedule as set forth in Attachment A.

              4.1.1. SIGNING FEE. Licensee agrees to pay Licensor, within ten
(10) days of the Effective Date, a non-refundable signing fee in the amount specified in the Payment Schedule.

              4.1.2. MAINTENANCE FEE. Licensee agrees to pay Licensor, on every anniversary of the Effective Date, an annual maintenance fee for the license granted under this Agreement in the amount specified in the Payment Schedule.

              4.1.3. TRANSFER FEE. Licensee agrees to pay Licensor the amount specified in the Payment Schedule within thirty (30) days of the first event relating to each specific biological or molecular target for which a Third Party Agreement is required (or would be required but for the fact that the Third Party Transferee has previously executed and delivered a Third Party Agreement) pursuant to Section 3.1 above.

              4.1.4. 510(K) OR PMA MILESTONE. Licensee agrees to pay Licensor the amount specified in the Payment Schedule within thirty (30) days of the first 510(k) application or Pre-Market Approval application in the United States or foreign equivalent thereof for each indication for a Licensed Product.

              4.1.5. ROYALTIES. Licensee agrees to pay Licensor, concurrently with delivery of the quarterly report set forth in Section 4.2, royalties on aggregate Net Sales of Licensed Products during the prior Royalty Period; provided, however that in the event Licensed Products contain one or more active components which are not covered by the Patent Rights, the royalty due on such Net Sales shall be calculated by dividing the Net Sales price of the combination product by the number of active components not covered by the Patent Rights, but in no event shall the amount due Licensor be reduced by more than 75%.

         4.2. REPORTS AND PAYMENTS.

              4.2.1. THIRD PARTY TRANSFEREE TRANSFERS AND REPORTS. On each anniversary of the Effective Date, and within thirty (30) days after a transfer described in Section 4.1.3, Licensee shall deliver to Licensor a report containing the following information with respect to each Third Party Transferee to whom Licensee has transferred Licensed Intermediates during the period since the last such report or, in the case of the first such period, since the Effective Date:

                     a. a copy of the Third Party Agreement with such Third Party Transferee; and
                     b. to the extent publicly available or not subject to confidentiality obligations, identification of the specific biological or molecular target to which such Licensed Intermediates are to be directed.

              4.2.2. ROYALTY PAYMENTS AND REPORTS. Commencing with the First Commercial Sale of a Licensed Product in any country, within thirty (30) days after the conclusion of each Royalty Period, Licensee shall deliver to Licensor a report containing the following information:

                     a. gross sales of Licensed Products, in each country of sale, made by or on behalf of Licensee and its Affiliates during the applicable Royalty Period;
                    b. calculation of Net Sales for the applicable Royalty Period in each country of sale, together with the exchange rates used for conversion; and
                    c. calculation of the amount payable to Licensor for the applicable Royalty Period.

All such reports shall be maintained in confidence by Licensor. If no royalties or other payments are due to Licensor for any reporting period, the report shall so state. Concurrent with these reports, Licensee shall remit to Licensor any payment due for the applicable Royalty Period. The method of payment shall be by check or wire transfer as directed from time to time by Licensor. All amounts payable to Licensor under this Section will first be calculated in the currency of sale and then converted into U.S. dollars in accordance with Section 4.3, and such amounts shall be paid without deduction of any withholding taxes, value-added taxes, or other charges applicable to such payments.

         4.3. PAYMENTS IN U.S. DOLLARS. All payments due under this Agreement shall be payable in United States dollars. Conversion of foreign currency to U.S. dollars shall be made at the conversion rate existing in the United States (as reported in the Wall Street Journal) on the last working day of the calendar quarter preceding the applicable calendar quarter. Such payments shall be without deduction of exchange, collection, or other charges.

         4.4. RECORDS. Licensee and its Affiliates shall maintain, and shall ensure that any Third Party Transferee shall maintain, complete and accurate records of Licensed Products made, used, or sold under this Agreement and any amounts payable to Licensor in relation to such Licensed Products, which records shall contain sufficient information to permit Licensor to confirm the accuracy of any reports delivered to Licensor in accordance with Section 4.2. Licensee and its Affiliates shall retain such records relating to a given Royalty Period for at least three (3) years after the conclusion of that Royalty Period, during which time Licensor shall have the right, at its expense, to cause an independent certified public accountant to inspect such records during normal business hours for the sole purpose of verifying any reports and payments delivered under this Agreement. Such accountant shall not disclose to Licensor any information other than information relating to accuracy of reports and payments delivered under this Agreement and shall provide Licensee with a copy of any report given to Licensor. The parties shall reconcile any underpayment or overpayment within thirty (30) days after the accountant delivers the results of the audit. In the event that any audit performed under this Section reveals an underpayment in excess of five percent (5%) in any Royalty Period, Licensee shall bear the full cost of such audit.

         4.5. LATE PAYMENTS. Any payments by Licensee that are not paid on or before the date such payments are due under this Agreement shall bear interest, to the extent permitted by law, at two percentage points above the base prime rate of interest most recently reported in The Wall Street Journal, calculated based on the number of days that payment is delinquent.

         4.6. OTHER LICENSES. In the event that Licensor enters into an agreement with a third party (other than a not-for-profit institution) in which Licensor grants a license solely under the Patent Rights for Licensed Products in the Field of Use only and the amounts to be paid to Licensor are more favorable to such third party than the amounts to be paid by Licensee under this Agreement, then Licensor shall notify Licensee and Licensee shall have the right to substitute such payment amounts for the payments due in this Agreement.

                    ARTICLE 5. REPRESENTATIONS AND WARRANTIES

         5.1. AUTHORIZATION. Each party represents and warrants to the other that it has the legal right and power to enter into this Agreement, to extend the rights and licenses granted to the other in this Agreement, and to fully perform its obligations hereunder, and that the performance of such obligations will not conflict with its charter documents or any agreements, contracts, or other arrangements to which it is a party.

         5.2. OWNERSHIP OF PATENT RIGHTS. Licensor represents and warrants that, as of the Effective Date, it possesses the exclusive right, title, and interest in and to the Patent Rights and that it has the full legal right and power to enter into the obligations and grant the rights and licenses set forth in this Agreement.

         5.3. DISCLAIMER OF WARRANTIES. Nothing in this Agreement shall be construed as:

              a. a warranty or representation by Licensor as to the validity or scope of any patent included within the Patent Rights;

            b. a warranty or representation that the exploitation of the Patent Rights or the manufacture, use or sale of a Licensed Intermediate or a Licensed Products is or will be free from infringement of patents of third parties;

            c. an obligation of either party to bring or prosecute actions or suits against third parties for infringement;

            d. an obligation of Licensor to maintain any patent or to continue to prosecute any patent application included within the Patent Rights in any country;

            e. an obligation of either party to furnish any confidential information or know-how;

            f. creating any agency, partnership, joint venture or similar relationship between Licensor and Licensee; or

            g. conferring by implication, estoppel or otherwise any license, immunity or right under any patent of Licensor other than those specified in Patent Rights.

                           ARTICLE 6. INDEMNIFICATION

         6.1. INDEMNIFICATION. Licensee shall indemnify, defend, and hold harmless Licensor and its Affiliates and their directors, officers, employees, and agents and their respective successors, heirs and assigns (the "Indemnities") against any liability, damage, loss, or expense (including reasonable attorneys fees and expenses of litigation) incurred by or imposed upon the Indemnitees or any one of them in connection with any claims, suits, actions, demands, or judgments concerning any product, process or service that is made, used, sold or provided pursuant to any right or license granted under this Agreement.

                        ARTICLE 7. TERM AND TERMINATION.

         7.1. TERM. Unless sooner terminated as provided herein, this Agreement shall commence on the Effective Date and shall remain in effect until the expiration of the last to expire of the applicable Patent Right, unless earlier terminated as provided in this Article.

         7.2. TERMINATION BY LICENSEE. Licensee may terminate this agreement for any reason upon six (6) months notice to Licensor.

         7.3. TERMINATION BY LICENSOR. In the event that Licensee fails to make timely payment of any amounts due to Licensor under this Agreement, including amounts due under Article 4 hereof, Licensor may terminate this Agreement upon thirty (30) days written notice to Licensee, unless Licensee pays all past-due amounts prior to the expiration of such thirty (30)-day notice period.

         7.4. OTHER MATERIAL BREACH. In the event that either party commits a material breach of any of its obligations under this Agreement, other than that stated in Section 7.3, and such party fails to remedy that breach within ninety
(90) days after receiving written notice thereof from the other party, that other party may immediately terminate this Agreement upon written notice to the breaching party.

         7.5. EFFECT OF TERMINATION. Upon the expiration or termination of this Agreement, Licensee's rights under the Patent Rights shall terminate immediately. Such expiration or termination shall not affect the rights of any Third Party Transferee if any such Third Party Transferee performs its obligations under the Third Party Agreement. The following provisions shall survive the expiration or termination of this Agreement: Articles 1, 3, 6 and 8 and Section 2.3; as well as Licensee's obligations to make payments and reports pursuant to Article 4 with respect to Licensed Products developed using the Patent Rights, or developed as a result of Licensed Intermediates, during the term of this Agreement.

         7.6. NOTICE OF TERMINATION. Licensee agrees that, in the event that this Agreement is terminated pursuant to the terms hereof, Licensee shall so notify each Third Party Transferee within twenty (20) days of such termination.

                            ARTICLE 8. MISCELLANEOUS

         8.1. NOTICES. All notices, requests, demands and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given upon the date of receipt if delivered by hand, recognized international overnight courier, confirmed facsimile transmission, or registered or certified mail, return receipt requested, postage prepaid to the following addresses or facsimile numbers:

If to Licensor:                             If to Licensee:
Dyax Corp.                                  To the address or facsimile
One Kendall Square, Bldg. 600, 5th Fl.      number set forth below Licensee's signature
Cambridge, MA  02139                        to this Agreement
Attention: Chief Executive Officer
Facsimile: (617) 225-2501

Either party may change its designated address and facsimile number by notice to the other party in the manner provided in this Section.

         8.2. GOVERNING LAW & JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. The parties hereby irrevocably consent and submit to the exclusive jurisdiction of any Commonwealth of Massachusetts or Federal court sitting in Boston in any action or proceeding of any type whatsoever arising out of or relating to this Agreement.

         8.3. SPECIFIC PERFORMANCE. The parties agree that irreparable damage will occur in the event that the provisions of Article 3 are not specifically enforced. In the event of a breach or threatened breach of any such provisions, Licensee agrees that Licensor shall, in addition to all other remedies, be entitled to temporary or permanent injunction, without showing any actual damage or that monetary damages would not provide an adequate remedy and without the necessity of posting any bond, and/or a decree for specific performance, in accordance with the provisions hereof.

         8.4. ASSIGNMENT. This Agreement may not be assigned by either party without the prior written consent of the other party, except that either party may assign this Agreement to any of its Affiliates or to a successor in connection with the merger, consolidation, or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this Agreement, with prompt written notice to the other party of any such assignment. This Agreement shall inure to the benefit of and be binding upon the parties and their respective lawful successors and assigns.

         8.5. COMPLIANCE WITH LAW. Nothing in this Agreement shall be construed so as to require the commission of any act contrary to law, and wherever there is any conflict between any provision of this Agreement and any statute, law, ordinance or treaty, the latter shall prevail, but in such event the affected provisions of the Agreement shall be conformed and limited only to the extent necessary to bring it within the applicable legal requirements.

         8.6. AMENDMENT AND WAIVER. This Agreement may be amended, supplemented, or otherwise modified only by means of a written instrument signed by both parties. Any waiver of any rights or failure to act in a specific instance shall relate only to such instance and shall not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.

          8.7. SEVERABILITY. In the event that any provision of this Agreement shall, for any reason, be held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision hereof, and the parties shall negotiate in good faith to modify the Agreement to preserve (to the extent possible) their original intent.

          8.8. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements or understandings between the parties relating to the subject matter hereof.

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as a sealed instrument effective as of the date first above written.

LICENSOR:                                                LICENSEE:

DYAX CORP.

---------------------                              ---------------------

By:                                                By:
Name:                                              Name:
Title:                                             Title
                                                   Address:
                                                   Facsimile:

                                  ATTACHMENT A

                                PAYMENT SCHEDULE

-----------------------------------------------------------
Payments
--------
-----------------------------------------------------------
Signing Fee                                 $ 52,500
-----------------------------------------------------------
Annual Maintenance Fee                      $ 27,500
-----------------------------------------------------------
Each transfer of one or more Licensed       $ 27,500
Intermediates or provision of services
therefor for a specific target
-----------------------------------------------------------
First application for a 510(k), PMA or      $102,500
equivalent for each indication
-----------------------------------------------------------
Royalty rate on Net Sales                   2.2%
-----------------------------------------------------------

                                  ATTACHMENT B

                                  Patent Rights

================================================================================
               Application/
Country        Patent No.         Filing Date      Patent No.       Issue Date
-------        --------           -----------      ----------       ----------
================================================================================
US           664,989*             3/1/91           5,223,409        6/29/93
================================================================================
US           9,319                1/26/93          5,403,484        4/4/95
================================================================================
US           08/057,667           6/18/93          5,571,698
================================================================================
US           08/415,922           4/3/95           allowed

================================================================================
US                                12/18/97

================================================================================
PCT          US89/03731           9/1/89
             W09002809 (pub)      3/22/90

================================================================================
EPO          89910702             9/1/89           436,597          4/2/97
             EP436597 (pub)       7/17/91
================================================================================
EPO div      96112876.5           8/9/96

================================================================================
Japan        89510087             9/1/89
             JP4502700 (pub)      5/21/92

================================================================================
Canada       610,176              9/1/89

================================================================================
Ireland      IR89/2834            9/4/89

================================================================================
Israel &     091501               9/1/89
divs

================================================================================
PCT          US92/01456           2/27/92
             W09215677 (pub)      9/17/92

================================================================================
EPO          92908057             2/27/92

================================================================================
Canada       2105300              2/27/92

================================================================================
Japan        92507558             2/27/92

================================================================================
PCT          US92/01539           2/28/92
             W09215679 (pub)      9/17/92

================================================================================
EPO          92908799.7           2/28/92

================================================================================
Canada       2105303              2/28/92

================================================================================
Japan        92508216             2/28/92

================================================================================

*CIP of US SN 487,063 filed 3/2/90 which is a CIP of US SN 240,160 filed 9/2/88 All Protein Engineering Corporation patent rights have been assigned to Dyax Corp.

                                  ATTACHMENT C

                              THIRD PARTY AGREEMENT

The undersigned hereby acknowledges that Dyax Corp. ("Licensor"), having a principal place of business at One Kendall Square, Bldg. 600, 5th Fl., Cambridge, Massachusetts 02139, has licensed certain patent rights to and under U.S. Patent No. 5,223,409 entitled "Directed Evolution of Novel Binding Proteins", U.S. Patent No. 5,403,484 entitled "Viruses Expressing Chimeric Binding Proteins", U.S. Patent 5,571,698, U.S. Patent No. 5,571,698 and associated patent rights, to

_____________________________
("Licensee") under a License Agreement (the "License") effective as of _____________, a copy of which has been provided to the undersigned by Licensee; and that the undersigned as a Third Party Transferee expects to receive from Licensee or its Affiliates one or more Licensed Intermediates or services or proprietary information with respect to one or more Licensed Intermediates (collectively, the "Transferred Technology"). All terms not otherwise defined herein shall have the same meanings set forth in the License.

         1. In consideration of the value of the patent rights referenced above in developing the Transferred Technology, the undersigned agrees (a) to use the Transferred Technology solely within the Field of Use to make, have made, use, sell and have sold Licensed Products (collectively, "Covered Products"); and (b) to maintain and retain complete and accurate records of sales of Covered Products and any amounts paid or payable to Licensee in relation to such Covered Products, all in accordance with Article 4 of the License.

         2. If the undersigned is notified, by Licensor or Licensee or otherwise, that the License has been terminated in accordance with its terms, such termination shall not affect the rights of the undersigned to make, use and sell Covered Products; provided, however, that the undersigned hereby agrees that from and after the date of such termination the undersigned shall have the obligation (a) to pay directly to Licensor all amounts due pursuant to the Payment Schedule of the License, including royalties on Net Sales, with respect to all Covered Products (which shall be deemed for purposes of this paragraph to be "Licensed Products" as defined in the License), and (b) deliver directly to Licensor all reports otherwise due to Licensee pursuant to paragraph 1 above. All such payments and reports shall be subject to the terms and conditions therefor set forth in the License, which are incorporated herein. To the extent that the foregoing constitutes a grant of rights to the undersigned under Patent Rights with respect to the Transferred Technology, such rights shall be contingent and, in the event of a failure to make any such payments or any other material breach by the undersigned, terminate upon thirty (30) days notice unless the breach is cured prior to expiration of such period. Licensor shall not be deemed to have assumed, and will not be liable for, any representations, warranties or obligations of Licensee to the undersigned.

         3. This Agreement is executed and delivered as an instrument under seal expressly for the benefit of each of Licensor and Licensee and their respective Affiliates and permitted successors.

(Company
   Name)                                               Address:

By:
Title: